UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2005

CRUZAN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13453	59-1284057
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Lakeview Avenue, Suite 1500, West Palm Beach, FL		33401
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (561) 655-8977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CRUZAN INTERNATIONAL, INC.

FORM 8-K

CURRENT REPORT

Item 1.01               Entry into a Material Definitive Agreement.

On September 30, 2005, Cruzan International, Inc., a Delaware corporation (the “Company”), The Absolut Spirits Company, Inc., a Delaware corporation (“Parent”),  and Cruzan Acquisition, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Parent is the owner of 4,294,583 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”), and as such is the Company’s majority stockholder, owning approximately 64% of the outstanding shares of Common Stock.

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation.

Under the Merger Agreement, at the effective time and as a result of the Merger, in accordance with the terms specified in the Merger Agreement, (i) each outstanding share of common stock of Sub will be converted into one share of common stock of the Company, resulting in the Company becoming a wholly-owned subsidiary of Parent, and (ii) each share of Common Stock will be converted into the right to receive $28.37 in cash, without interest (the “Merger Consideration”).  Upon the effective time of the Merger, any shares of Common Stock that are owned by the Company as treasury stock, and any shares of Common Stock owned by Parent or Sub prior to the effective time of the Merger, will be cancelled and shall cease to exist.  Stock options to purchase shares of Common Stock that are vested and exercisable as of the effective time of the Merger will be converted into the right to receive cash, in an amount equal to the excess, if any, of (i) the Merger Consideration per share of Common Stock over (ii) the exercise price payable in respect of such share of Common Stock issuable under such option.  All outstanding unvested or unexercisable options to purchase Common Stock will be cancelled and replaced with an incentive plan to be determined by the Board of Directors of the surviving corporation.  Currently, there are 6,748,056 shares of Common Stock outstanding (of which 4,294,583 shares are owned by Parent) and 920,750 shares of Common Stock subject to options, of which 474,687 are currently vested.

Prior to the Company’s entry into the Merger Agreement, Jay S. Maltby, Thomas A. Valdes, D. Chris Mitchell, Joseph R. Cook and Michael E. Carballo (the “Resigning Directors”) resigned as directors of the Company effective as of the time the Merger Agreement was executed.  To fill the vacancies created by the resignations of the Resigning Directors, Mats Andersson, Ola Salmén, Ketil Eriksen and Lisa Derman, individuals nominated by Parent, have been appointed to the Company’s Board of Directors, with such appointments to take effect as of 9:00 a.m. on October 11, 2005 (the “Time of Appointment”).  As a condition to the closing of the Merger, Leonard Rogers, Donald Kasun and Edward McDonnell must tender their resignations from the Board of Directors of the Company.

Item 5.02 of this Form 8-K is herein incorporated by reference to this Item 1.01.

The Company has made customary representations, warranties, and covenants in the Merger Agreement, including, among others, covenants (i) to conduct its business in the usual, regular, and ordinary course between the execution of the Merger Agreement and the Time of Appointment; (ii) not to engage in certain transactions during such period; (iii) to cause a stockholder’s meeting to be held to consider approval of the Merger and the other transactions contemplated by the Merger Agreement; (iv) not to directly or indirectly solicit, initiate, or knowingly encourage the submission of any alternative business combination transaction; (v) not to enter into any agreement with respect to any alternative business combination transaction; and (vi) not to directly or indirectly enter into, participate in or continue any discussions or negotiations regarding, or furnish to any person any information with respect to, any alternative business combination transaction.

Consummation of the Merger is subject to a number of conditions, including, but not limited to, (i) the approval of the Agreement and the Merger by the affirmative vote of holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Common Stock held by stockholders other than by Parent or its affiliates or associates; (ii) the adoption of the Agreement by the affirmative vote of holders of a majority of the outstanding shares of Common Stock; (iii) the expiration of any applicable waiting period under the Hart-Scott-Rodino Act; and (iv) the accuracy of representations and warranties made by the Company, Parent and Sub.

In connection with the execution of the Merger Agreement, Parent and Sub have agreed to vote or cause to be voted all shares of Common Stock owned of record or beneficially by them or any of their affiliates or associates in favor of the Merger Agreement and, to the extent required, for the consummation of the other transactions contemplated by the Merger Agreement.

The Merger Agreement contains certain termination rights for the parties, and further provides that, upon termination of the Merger Agreement under specified circumstances, the Company shall be required to pay Parent a termination fee of $3 million and reimburse certain of Parent’s expenses.

The above description of the Merger Agreement does not purport to be a complete statement of the parties’ rights and obligations under the Merger Agreement and the transactions contemplated by the Merger Agreement.  The above description is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1, and incorporated herein by reference.

A copy of the press release issued by the Company on September 30, 2005 announcing the execution of the Merger Agreement and the changes to the Company’s Board of Directors is attached to this Current Report on Form 8-K as Exhibit 99.1, and incorporated herein by reference.

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           Effective September 30, 2005, Jay S. Maltby, Thomas A. Valdes, D. Chris Mitchell, Joseph R. Cook, and Michael E. Carballo each resigned from the Company’s Board of Directors.

(d)           Pursuant to resolutions adopted by the Board of Directors of the Company, four new directors nominated by Parent were appointed to the Company’s Board of Directors effective as of 9:00 a.m. on October 11, 2005.  The newly elected directors are Mats Andersson, Ola Salmén, Ketil Eriksen, and Lisa Derman.  The committee assignments for the new directors will be addressed at a future meeting of the Company’s Board of Directors.  Other information related to the new directors, including a brief biography, is contained in an Information Statement on Schedule 14f-1 (the “Schedule 14f-1”), as filed with the SEC by the Company on September 30, 2005, and incorporated herein by reference.

Each of the Company and Mr. McDonnell owns a 45% interest in Premier Wines & Spirits, Ltd. (“Premier”).  The Company had sales to Premier during fiscal 2004 of approximately $2,099,000, of which approximately $668,000 is included in trade receivables as of September 30, 2004.  Also, the Company has advanced $787,019 and Mr. McDonnell has advanced $587,019 to Premier; the amount of the Company’s advance is included in investments and advances to equity investees as of September 30, 2004.

On October 10, 2003, the Company entered into a Distribution Agreement with V&S Vin & Sprit AB (publ), the parent company of Parent (“V&S”).  Pursuant to the terms of the agreement, V&S acts as the sole and exclusive distributor of Cruzan products in Denmark, Finland, Norway, Sweden, Estonia, Poland, Czech Republic, Slovakia, Canada and all global duty free and travel retail markets other than those located in the U.S., Caribbean, Bermuda, Philippines and Israel.  V&S pays the Company a royalty in an amount equal to 50% of V&S’ revenue from the sale of the Company’s products excluding all taxes, excise duties, rebates and discounts, less (i) V&S’ selling costs, and (ii) the purchase price paid for the Company’s products.

* * *

FORWARD-LOOKING STATEMENTS

Statements contained in this document, other than historical facts, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities and Exchange Act of 1934, as amended.  The Company intends that such forward-looking statements shall be subject to the safe harbors created thereby.  These statements involve various risks and uncertainties, including without limitation those contained in the section entitled “Risks that

May Affect Future Results” in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004.   As a result, future results may differ materially from the expected results represented by the forward looking-statements contained in this document.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, a proxy statement of the Company and other materials will be filed with the SEC.  THE COMPANY URGES INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about the Company on the SEC’s Internet Web Site at http://www.sec.gov.  You may read or copy any document the Company files at the public reference room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549.  Copies of this information may also be obtained by mail from the SEC’s Public Reference Branch at 450 Fifth Street, N.W., Washington, D.C. 20549.  Free copies of the Company’s SEC filings are also available on the Company’s website at www.cruzaninc.com, or by request to: Cruzan International, Inc., 222 Lakeview Avenue, Suite 1500, West Palm Beach, Florida 33401, Attention:  Ezra Shashoua, (561) 655-8977.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits.

2.1           Agreement and Plan of Merger, by and among The Absolut Spirits Company, Inc., Cruzan Acquisition, Inc., and Cruzan International, Inc., dated September 30, 2005

99.1         The Company’s Press Release, dated September 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUZAN INTERNATIONAL, INC.

Date:	October 6, 2005	By:	/s/ Ezra Shashoua
Ezra Shashoua
Executive Vice President and
Chief Financial Officer